Exhibit 99.2
Centex Corporation and Subsidiaries
Supplemental Home Building Data
Restated Housing Data by Geographic Area (A)
(Unaudited)
(A) The Company’s Report on Form 10-Q at June 30, 2008 includes a change in reporting segments. Prior year segment information included in the March 31, 2008 Form 10-K was revised to conform to the current presentation. Further information regarding the home building reporting segments shown below may be found in Item 1, Footnote (I) (Business Segments) of Centex’s Form 10-Q for the quarter ended June 30, 2008. The following tables present the last two fiscal years’ home building data by quarter for the new reporting segments.
HOME BUILDING REVENUES
(Dollars in thousands)

	Fiscal Year Ended March 31, 2008
	Q1	Q2	Q3	Q4	Fiscal Year
East	$360,776	$488,230	$376,321	$447,909	$1,673,236
Southeast	213,857	260,122	206,755	259,387	940,121
Central	202,028	249,632	205,718	206,741	864,119
Texas	263,540	293,088	254,073	288,069	1,098,770
Northwest	378,566	368,158	351,892	474,532	1,573,148
Southwest	342,397	389,508	382,327	459,200	1,573,432
Other homebuilding	42,656	56,746	33,998	109,388	242,788

	$1,803,820	$2,105,484	$1,811,084	$2,245,226	$7,965,614

	Fiscal Year Ended March 31, 2007
	Q1	Q2	Q3	Q4	Fiscal Year
East	$544,423	$572,540	$518,342	$620,397	$2,255,702
Southeast	397,782	382,309	340,574	565,338	1,686,003
Central	325,802	307,659	267,994	252,822	1,154,277
Texas	289,232	319,783	324,473	420,787	1,354,275
Northwest	468,991	512,574	485,800	548,909	2,016,274
Southwest	547,157	496,921	555,404	931,338	2,530,820
Other homebuilding	76,450	66,261	94,664	180,101	417,476

	$2,649,837	$2,658,047	$2,587,251	$3,519,692	$11,414,827

HOME BUILDING OPERATING EARNINGS (LOSS)
(Dollars in thousands)

	Fiscal Year Ended March 31, 2008
	Q1	Q2	Q3	Q4	Fiscal Year
East	$18,052	$17,010	$(47,892)	$(68,610)	$(81,440)
Southeast	(13,017)	(153,088)	(127,261)	(129,062)	(422,428)
Central	(9,092)	(54,421)	(48,347)	(42,414)	(154,274)
Texas	15,214	23,000	10,671	(23,174)	25,711
Northwest	(29,358)	(193,445)	(191,142)	(163,710)	(577,655)
Southwest	(116,676)	(483,437)	(187,775)	(369,188)	(1,157,076)
Other homebuilding	(36,902)	(108,312)	(33,519)	(57,223)	(235,956)

	$(171,779)	$(952,693)	$(625,265)	$(853,381)	$(2,603,118)

	Fiscal Year Ended March 31, 2007
	Q1	Q2	Q3	Q4	Fiscal Year
East	$82,979	$75,556	$(31,231)	$24,517	$151,821
Southeast	60,602	23,120	9,615	15,565	108,902
Central	7,880	(2,356)	(33,209)	(37,451)	(65,136)
Texas	26,108	30,723	26,721	35,411	118,963
Northwest	75,044	80,383	(76,612)	44,911	123,726
Southwest	42,408	(63,379)	(132,177)	(52,598)	(205,746)
Other homebuilding	16,892	4,688	(5,509)	(43,248)	(27,177)

	$311,913	$148,735	$(242,402)	$(12,893)	$205,353

Centex Corporation and Subsidiaries
Supplemental Home Building Data
Restated Housing Data by Geographic Area
(Unaudited)
IMPAIRMENTS AND WRITE-OFFS (A)
(Dollars in thousands)

	Fiscal Year Ended March 31, 2008
	Q1	Q2	Q3	Q4	Fiscal Year
East	$7,372	$26,342	$52,137	$23,285	$109,136
Southeast	10,459	111,317	116,623	63,435	301,834
Central	5,793	49,980	36,553	10,484	102,810
Texas	335	1,069	1,280	17,501	20,185
Northwest	21,795	209,089	168,009	113,058	511,951
Southwest	88,337	436,965	125,684	122,023	773,009
Other homebuilding	31,371	111,765	29,029	—	172,165

Segment Totals	165,462	946,527	529,315	349,786	1,991,090
Share of Joint Venture Impairments	27,050	36,612	24,850	12,013	100,525

	$192,512	$983,139	$554,165	$361,799	$2,091,615

	Fiscal Year Ended March 31, 2007
	Q1	Q2	Q3	Q4	Fiscal Year
East	$1,918	$3,811	$87,744	$28,436	$121,909
Southeast	822	19,895	16,494	44,396	81,607
Central	1,888	8,518	34,384	28,060	72,850
Texas	102	264	1,657	3,453	5,476
Northwest	8,958	9,033	87,810	18,857	124,658
Southwest	22,614	76,185	115,271	50,940	265,010
Other homebuilding	—	1,802	7	10,593	12,402

Segment Totals	36,302	119,508	343,367	184,735	683,912
Share of Joint Venture Impairments	—	10,500	96,369	17,655	124,524

	$36,302	$130,008	$439,736	$202,390	$808,436

(A) Impairments and write-offs by segment include land-related impairments and write-offs and goodwill impairments.
AVERAGE HOUSING REVENUE PER UNIT

	Fiscal Year Ended March 31, 2008
	Q1	Q2	Q3	Q4	Fiscal Year
East	$317,134	$305,645	$299,578	$292,863	$303,202
Southeast	$290,675	$262,239	$247,626	$236,258	$257,726
Central	$212,744	$208,735	$201,113	$202,865	$206,394
Texas	$171,728	$176,170	$170,509	$168,982	$171,878
Northwest	$410,491	$409,228	$392,532	$439,276	$413,363
Southwest	$438,145	$391,848	$338,074	$310,048	$362,723
Other homebuilding	$325,836	$384,043	$311,101	$450,171	$353,900

	$291,179	$280,816	$268,588	$267,953	$276,788

	Fiscal Year Ended March 31, 2007
	Q1	Q2	Q3	Q4	Fiscal Year
East	$329,082	$331,027	$321,719	$315,401	$324,286
Southeast	$310,987	$283,193	$290,778	$311,513	$300,105
Central	$221,416	$221,521	$218,548	$215,190	$219,396
Texas	$164,281	$169,177	$169,589	$168,367	$167,970
Northwest	$483,588	$479,120	$447,454	$444,342	$462,356
Southwest	$449,873	$454,793	$422,916	$466,193	$450,145
Other homebuilding	$299,667	$303,068	$402,351	$427,821	$371,255

	$308,014	$305,201	$300,968	$315,157	$307,810

Centex Corporation and Subsidiaries
Supplemental Home Building Data
Restated Housing Data by Geographic Area
(Unaudited)
CLOSINGS (UNITS)

	Fiscal Year Ended March 31, 2008
	Q1	Q2	Q3	Q4	Fiscal Year
East	1,119	1,553	1,229	1,444	5,345
Southeast	716	965	820	916	3,417
Central	940	1,190	1,016	960	4,106
Texas	1,521	1,641	1,482	1,653	6,297
Northwest	915	898	896	965	3,674
Southwest	774	986	1,125	1,127	4,012
Other homebuilding	110	117	89	35	351

	6,095	7,350	6,657	7,100	27,202

	Fiscal Year Ended March 31, 2007
	Q1	Q2	Q3	Q4	Fiscal Year
East	1,653	1,725	1,604	1,738	6,720
Southeast	1,193	1,305	1,144	1,732	5,374
Central	1,464	1,368	1,214	1,149	5,195
Texas	1,692	1,813	1,896	2,481	7,882
Northwest	946	1,067	1,054	1,236	4,303
Southwest	1,178	1,070	1,280	1,882	5,410
Other homebuilding	192	177	168	364	901

	8,318	8,525	8,360	10,582	35,785

SALES (ORDERS) (UNITS)

	Fiscal Year Ended March 31, 2008
	Q1	Q2	Q3	Q4	Fiscal Year
East	1,282	1,117	934	1,454	4,787
Southeast	743	729	707	1,055	3,234
Central	1,091	982	775	809	3,657
Texas	1,570	1,379	1,307	1,648	5,904
Northwest	796	716	784	986	3,282
Southwest	962	973	971	727	3,633
Other homebuilding	30	57	59	14	160

	6,474	5,953	5,537	6,693	24,657

	Fiscal Year Ended March 31, 2007
	Q1	Q2	Q3	Q4	Fiscal Year
East	1,549	1,217	1,209	1,520	5,495
Southeast	1,017	815	587	1,006	3,425
Central	1,435	1,086	911	1,247	4,679
Texas	2,012	1,873	1,673	1,965	7,523
Northwest	1,019	937	923	1,013	3,892
Southwest	1,151	889	798	1,092	3,930
Other homebuilding	67	11	38	(11)	105

	8,250	6,828	6,139	7,832	29,049

Centex Corporation and Subsidiaries
Supplemental Home Building Data
Restated Housing Data by Geographic Area
(Unaudited)
SALES (ORDERS) BACKLOG (UNITS)

	As of
	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008
East	2,011	1,575	1,280	1,290
Southeast	1,546	1,310	1,197	1,336
Central	2,030	1,822	1,581	1,116
Texas	2,319	2,057	1,882	1,877
Northwest	1,551	1,369	1,257	1,250
Southwest	1,441	1,428	1,274	874
Other homebuilding	132	72	42	3

	11,030	9,633	8,513	7,746

	As of
	June 30, 2006	September 30, 2006	December 31, 2006	March 31, 2007
East	2,969	2,461	2,066	1,848
Southeast	3,292	2,802	2,245	1,519
Central	2,366	2,084	1,781	1,879
Texas	2,949	3,009	2,786	2,270
Northwest	2,154	2,024	1,893	1,670
Southwest	2,706	2,525	2,043	1,253
Other homebuilding	883	717	587	212

	17,319	15,622	13,401	10,651

SALES (ORDERS) BACKLOG (DOLLARS)
(Dollars in thousands)

	As of
	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008
East	$668,842	$512,869	$413,400	$389,701
Southeast	456,564	335,780	314,114	361,264
Central	415,423	366,264	309,782	225,185
Texas	403,087	365,330	322,860	320,780
Northwest	677,900	584,889	495,277	473,766
Southwest	537,290	485,581	397,949	243,767
Other homebuilding	49,067	26,674	13,510	1,341

	$3,208,173	$2,677,387	$2,266,892	$2,015,804

	As of
	June 30, 2006	September 30, 2006	December 31, 2006	March 31, 2007
East	$1,013,154	$791,961	$665,833	$611,057
Southeast	1,115,712	886,006	715,821	462,376
Central	495,151	436,270	379,450	395,483
Texas	494,095	512,934	474,956	389,401
Northwest	988,739	943,421	901,090	742,539
Southwest	1,327,145	1,212,337	931,883	493,306
Other homebuilding	312,330	281,043	245,027	81,797

	$5,746,326	$5,063,972	$4,314,060	$3,175,959

Centex Corporation and Subsidiaries
Supplemental Home Building Data
Restated Housing Data by Geographic Area
(Unaudited)
LOTS OWNED (UNITS)

	As of
	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008
East	18,170	17,255	16,073	15,417
Southeast	25,027	24,191	23,547	21,187
Central	8,773	8,216	7,489	5,835
Texas	18,617	17,652	16,802	14,523
Northwest	8,531	7,989	7,596	5,215
Southwest	13,377	13,075	12,449	6,953
Other homebuilding	3,870	3,657	3,645	1,092

	96,365	92,035	87,601	70,222

	As of
	June 30, 2006	September 30, 2006	December 31, 2006	March 31, 2007
East	20,596	21,282	20,444	18,604
Southeast	26,770	25,777	24,801	25,485
Central	11,938	11,412	10,801	9,686
Texas	21,792	20,603	19,465	18,018
Northwest	11,414	11,110	10,348	9,553
Southwest	16,744	15,060	14,069	12,789
Other homebuilding	3,722	4,610	4,258	4,176

	112,976	109,854	104,186	98,311

LOTS CONTROLLED (UNITS)

	As of
	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008
East	23,201	15,355	11,116	7,043
Southeast	6,537	3,905	3,301	2,442
Central	5,561	4,038	3,375	1,948
Texas	9,178	7,084	5,400	3,467
Northwest	5,824	5,670	4,441	2,217
Southwest	4,047	3,428	3,428	1,030
Other homebuilding	—	—	—	—

	54,348	39,480	31,061	18,147

	As of
	June 30, 2006	September 30, 2006	December 31, 2006	March 31, 2007
East	45,706	39,965	29,274	25,829
Southeast	40,818	25,861	12,509	7,113
Central	16,149	11,930	9,728	5,784
Texas	13,569	15,150	11,982	12,167
Northwest	20,435	16,862	8,154	5,743
Southwest	30,097	25,380	10,066	4,993
Other homebuilding	2,840	601	178	80

	169,614	135,749	81,891	61,709